San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. ARV-471, a PROTAC® estrogen receptor (ER) degrader in advanced ER-positive/human epidermal growth factor receptor 2 (HER2)-negative breast cancer: phase 2 expansion (VERITAC) of a phase 1/2 study Sara A Hurvitz,1 Anne F Schott,2 Cynthia Ma,3 Erika P Hamilton,4 Rita Nanda,5 George Zahrah,6 Natasha Hunter,7 Antoinette R Tan,8 Melinda L Telli,9 Jesus Anampa Mesias,10 Rinath Jeselsohn,11 Pamela Munster,12 Haolan Lu,13 Richard Gedrich,13 Cecile Mather,13 Janaki Parameswaran,13 Hyo S Han14 1UCLA Jonsson Comprehensive Cancer Center, Los Angeles, CA; 2Rogel Cancer Center, University of Michigan Health, Ann Arbor, MI; 3Washington University, St Louis, MO; 4Sarah Cannon Research Institute/Tennessee Oncology, Nashville, TN; 5University of Chicago Medicine, Chicago, IL; 6Norwalk Hospital, Norwalk, CT; 7Seattle Cancer Care Alliance, Seattle, WA; 8Levine Cancer Institute, Atrium Health, Charlotte, NC; 9Stanford University School of Medicine, Stanford, CA; 10Albert Einstein College of Medicine, Bronx, NY; 11Dana-Farber Cancer Institute, Boston, MA; 12University of California San Francisco, San Francisco, CA; 13Arvinas Operations, Inc, New Haven, CT; 14Moffitt Cancer Center, Tampa, FL Exhibit 99.1

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Background

- ARV-471 is a selective, orally administered PROTAC® protein degrader that targets wild-type and mutant ER[1]
- ARV-471 directly binds an E3 ubiquitin ligase and ER to trigger ubiquitination of ER and its subsequent proteasomal degradation
  - In contrast, SERDs indirectly recruit the ubiquitin-proteasome system, secondary to conformational changes and/or immobilization of ER[2]
- Limitations of the SERD fulvestrant include its intramuscular route of administration[3] and only 40%–50% ER protein degradation at its optimal dose[4,5]
- ARV-471 treatment yielded substantially greater ER degradation and tumor growth inhibition than fulvestrant in breast cancer xenograft models[1]


E3 ligase
ER
Ubiquitin
ARV-471
Iterative activity
Proteasome

ER=estrogen receptor; PROTAC=PROteolysis TArgeting Chimera; SERD=selective estrogen receptor degrader

1. Flanagan, JJ, et al. *Cancer Research.* 2019;79(4 Suppl):P5-04.
2. Hanker AB, et al. *Cancer Cell.* 2020;37(4):496-513.
3. Nathan MR and Schmid P. *Oncol Ther.* 2017;5:17-29.
4. Kuter I, et al. *Breast Cancer Res Treat.* 2012;133(1):237-246.
5. Robertson JFR, et al. *Breast Cancer Res.* 2013;15(2).R18.

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San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 1/2 Study Design[a]

First-in-human, open-label, 3-part study of ARV-471 alone or in combination with palbociclib in patients with ER+/HER2- locally advanced/metastatic breast cancer

Phase 1 dose escalation (Part A)	Phase 2 cohort expansion (Part B; VERITAC)	Phase 1b combination (Part C)
Treatment • ARV-471 orally	**Treatment** • ARV-471 orally	**Treatment** • ARV-471 plus palbociclib orally
Primary objective • Evaluate the safety and tolerability of ARV-471 in order to estimate the MTD and select the RP2Ds	**Primary objective** • Assess the antitumor activity of ARV-471	**Primary objective** • Evaluate the safety and tolerability of ARV-471 plus palbociclib and select the RP2D of the combination

[a]ClinicalTrials.gov: NCT04072952

ER=estrogen receptor; HER2=human epidermal growth factor receptor 2; MTD=maximum tolerated dose; RP2D=recommended phase 2 dose

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San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 1 ARV-471 Dose Escalation Results[1]

Phase 1 dose escalation (Part A)

Treatment

- ARV-471 orally

Primary objective

- Evaluate the safety and tolerability of ARV-471 in order to estimate the MTD and select the RP2Ds

- As of September 30, 2021, 60 patients received ARV-471
  - Total daily doses ranged from 30–700 mg
- ARV-471 was well tolerated at all doses, with no DLTs or grade ≥4 TRAEs; most TRAEs were grade 1/2
- The CBR[a] was 40% (95% CI: 26–56) in 47 evaluable patients
- 3 patients had confirmed PRs
- Preliminary PK data showed dose-related increases for AUC_{24} and C_{max} from 30–500 mg daily doses
- At the 200-mg and 500-mg doses, mean exposure on day 15 exceeded the nonclinical efficacious range by >2-fold and >5-fold, respectively[2]
- ER degradation up to 89% was observed; median and mean ER degradation across dose levels was 67% and 64%, respectively

[a]Rate of confirmed complete response or partial response or stable disease ≥24 weeks; evaluable patients were enrolled ≥24 weeks prior to the data cutoff

AUC_{24}=area under the curve from 0 to 24 hours; CBR=clinical benefit rate; C_{max}=maximum plasma concentration; DLT=dose-limiting toxicity; ER=estrogen receptor; MTD=maximum tolerated dose; PK=pharmacokinetic; PR=partial response; RP2D=recommended phase 2 dose; TRAE=treatment-related adverse event

1. Hamilton E, et al. Presented at SABCS; Dec 7-10, 2021; Poster PD13-08. 2. Snyder LB, et al. Presented at AACR; April 10-15, 2021; Oral Presentation 44.

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San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 2 (VERITAC) Cohort Expansion Design

Phase 2 cohort expansion (Part B; VERITAC)

Key eligibility criteria

- Histologically or cytologically confirmed ER+ and HER2- advanced breast cancer
- Measurable or nonmeasurable disease per RECIST criteria v1.1
- ≥1 prior endocrine regimen (≥1 regimen for ≥6 months in the locally advanced or metastatic setting)
- ≥1 prior CDK4/6 inhibitor
- ≤1 prior chemotherapy regimen in the locally advanced or metastatic setting

ARV-471 200 mg orally QD[a] (n=35)

ARV-471 500 mg orally QD[a] (n=36)

Primary endpoint

- CBR (rate of confirmed CR or PR or SD ≥24 weeks)[b]

Secondary endpoints

- ORR, DOR, PFS, and OS
- AEs and laboratory abnormalities
- PK parameters

Exploratory endpoints

- *ESR1* mutational status
- ER protein levels

Data cutoff date for this analysis

- June 6, 2022

[a]Enrollment in the 200-mg QD cohort began before enrollment in the 500-mg QD cohort
[b]Analyzed in patients enrolled ≥24 weeks prior to the data cutoff
AE=adverse event; CBR=clinical benefit rate; CDK=cyclin-dependent kinase; CR=complete response; DOR=duration of response; ER=estrogen receptor; *ESR1*=estrogen receptor 1 gene; HER2=human epidermal growth factor receptor 2; ORR=overall response rate; OS=overall survival; PFS=progression-free survival; PK=pharmacokinetic; PR=partial response; QD=once daily; RECIST=Response Evaluation Criteria in Solid Tumors; SD=stable disease

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5

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. Patient Baseline Characteristics (VERITAC) 6 aBaseline ECOG PS status was unknown in 1 patient. bBaseline ESR1 status was unknown or missing in 5 patients CDK=cyclin-dependent kinase; ECOG PS=Eastern Cooperative Oncology Group performance status; ESR1=estrogen receptor 1 gene Characteristic Total (N=71) Sex, n (%) Female 69 (97.2) Median age, y (range) 60 (41–86) ECOG PS, n (%)a 0 47 (66.2) 1 23 (32.4) Visceral disease, n (%) 39 (54.9) Sites of metastasis, n (%) Bone 49 (69.0) Liver 32 (45.1) Lung 17 (23.9) Other 5 (7.0) Characteristic Total (N=71) Baseline ESR1 status, n (%)b Mutant 41 (57.7) Wild-type 25 (35.2) Median no. of prior regimens (range) Any setting 4 (1–10) Metastatic setting 3 (0–7) Type of prior therapy, n (%) CDK4/6 inhibitor 71 (100) Aromatase inhibitor 64 (90.1) Fulvestrant 56 (78.9) Chemotherapy Any setting 52 (73.2) Metastatic setting 32 (45.1)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. Treatment-Emergent Adverse Event Summary (VERITAC) 7 aAcute respiratory failure in the setting of disease progression and unrelated to ARV-471 treatment bPatient had QT prolongation at baseline, received a concomitant QT-prolonging drug during ARV-471 treatment, and had hypokalemia cPatient had ECG T-wave abnormality at baseline ALT=alanine aminotransferase; ECG=electrocardiogram; QD=once daily; TEAE=treatment-emergent adverse event • Dose reductions due to TEAEs – 500-mg QD cohort (to 400 mg QD) • ALT increased (n=1) • Neutropenia (n=1) • Fatigue (n=1) • Discontinuations due to TEAEs – 200-mg QD cohort • QT prolongation (n=1)b – 500-mg QD cohort • ECG T-wave abnormality (n=1)c • Back pain/spinal cord compression (n=1) n (%) 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) TEAEs Any grade 32 (91) 30 (83) 62 (87) Grade 3/4 9 (26) 6 (17) 15 (21) Grade 5a 1 (3) 0 1 (1) Leading to discontinuation 1 (3) 2 (6) 3 (4) Leading to dose reduction 0 3 (8) 3 (4)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) n (%) Grade 1 Grade 2 Grade 3/4a Grade 1 Grade 2 Grade 3/4b Grade 1 Grade 2 Grade 3/4 Any TRAE 13 (37) 13 (37) 2 (6) 11 (31) 9 (25) 3 (8) 24 (34) 22 (31) 5 (7) Fatigue 8 (23) 6 (17) 0 7 (19) 2 (6) 1 (3) 15 (21) 8 (11) 1 (1) Nausea 2 (6) 3 (9) 0 6 (17) 1 (3) 0 8 (11) 4 (6) 0 Arthralgia 4 (11) 0 0 5 (14) 0 0 9 (13) 0 0 Hot flush 6 (17) 0 0 1 (3) 0 0 7 (10) 0 0 AST increased 3 (9) 1 (3) 0 2 (6) 1 (3) 0 5 (7) 2 (3) 0 8 aGrade 3/4 TRAEs in the 200-mg QD cohort were grade 3 QT prolonged (n=1; same TEAE that led to discontinuation as shown in the prior slide) and grade 3 thrombocytopenia and grade 4 hyperbilirubinemia (n=1) bGrade 3/4 TRAEs in the 500-mg QD cohort were grade 3 fatigue, decreased appetite, and neutropenia (n=1 each) AST=aspartate aminotransferase; QD=once daily; TEAE=treatment-emergent adverse event; TRAE=treatment-related adverse event TRAEs Reported in ≥10% of Patients Overall (VERITAC)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 9 aRate of confirmed complete response or partial response or stable disease ≥24 weeks CBR=clinical benefit rate; QD=once daily Primary Endpoint: Clinical Benefit Ratea (VERITAC) 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) CBR, % (95% CI) 37.1 (21.5–55.1) 38.9 (23.1–56.5) 38.0 (26.8–50.3)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 10 aRate of confirmed complete response or partial response or stable disease ≥24 weeks CBR=clinical benefit rate; ESR1=estrogen receptor 1 gene; QD=once daily Primary Endpoint: Clinical Benefit Ratea (VERITAC) 200 mg QD (n=35) 500 mg QD (n=36) Total (N=71) CBR, % (95% CI) 37.1 (21.5–55.1) 38.9 (23.1–56.5) 38.0 (26.8–50.3) Patients with mutant ESR1 (n=19) (n=22) (n=41) CBR, % (95% CI) 47.4 (24.4–71.1) 54.5 (32.2–75.6) 51.2 (35.1–67.1)

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 11 aIncludes patients with measurable disease (n=44); 1 patient with measurable disease at baseline and PD as best overall response was excluded due to lack of complete set of target lesion measurements on-study bPatient had an unconfirmed partial response ESR1=estrogen receptor 1 gene; NE=not evaluable due to missing data for best overall response; PD=progressive disease; PR=confirmed partial response; QD=once daily; SD=stable disease Tumor Responsea (VERITAC) -100 -80 -60 -40 -20 0 20 40 60 80 100 120 B e s t % C h a n g e i n T a rg e t L e s io n D ia m e te r F ro m B a s e li n e 200 mg QD 500 mg QD P D P D P D P D P D P D P D P D P D P D S D S D P D S D S D S D P D P D P D P D S D S D S D S D S D S D S D P D S D N E S D P R P R S D b N E P D P D P D S D S D S D b S D b S D b S D b ESR1 mutation

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. 100 80 60 40 20 0 Progression-Free Survivala (VERITAC) 12 aLimited follow-up in 500-mg QD cohort led to ≥50% of patients censored for PFS (curve not shown) ESR1=estrogen receptor 1 gene; mPFS=median progression-free survival; PFS=progression-free survival; QD=once daily All Patients 200 mg QD (n=35) Total (N=71) Events, n (%) 24 (68.6) 41 (57.7) mPFS, mo (95% CI) 3.5 (1.8–7.8) 3.7 (1.9–8.3) Mutant ESR1 200 mg QD (n=19) Total (n=41) Events, n (%) 12 (63.2) 22 (53.7) mPFS, mo (95% CI) 5.5 (1.8–8.5) 5.7 (3.6–9.4) 71 36 26 12 8 1 0 100 80 60 40 20 0 P F S P ro b a b il it y ( % ) 0 2 4 6 8 10 12 Time (months) No. at risk 35 18 13 8 5 1 0 Censored 200 mg QD Total Censored Mutant ESR1 200 mg QD Mutant ESR1 total P F S P ro b a b il it y ( % ) 0 2 4 6 8 10 12 Time (months) No. at risk 41 27 20 10 8 1 0 19 12 9 6 5 1 0

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. ER Degradationa With 200 mg QD ARV-471 (Phase 1/VERITAC) 13 aER immunoreactivity analyzed by QIF using the AQUA method, and ER positivity threshold derived by examining AQUA scores and visually inspecting all samples in the dataset to determine a cut point for ER positivity; ESR1 mutation status determined from tumor biopsy (n=1) or circulating tumor DNA (n=8) AQUA=automated quantitative analysis; ER=estrogen receptor; ESR1=estrogen receptor 1 gene; QD=once daily; QIF=quantitative immunofluorescence • Median ER degradation was 69% (range: 28%–95%) • Mean ER degradation was 71% Predose On-treatment 0 2000 4000 6000 E R A Q U A S c o re ER positivity threshold VERITAC patient Phase 1 patient Phase 1 patient Phase 1 patient VERITAC patient VERITAC patient Phase 1 patient VERITAC patient Phase 1 patient Solid line: ESR1 wild-type Dashed line: ESR1 mutation

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. • ARV-471 showed clinical activity in the VERITAC expansion cohorts of heavily pretreated patients (4 median prior regimens, 100% with prior CDK4/6 inhibitors, and 79% with prior fulvestrant) with ER+/HER2- advanced breast cancer – CBR was 37.1% and 38.9% in the 200- and 500-mg QD cohorts, respectively – Clinical benefit was also observed in the ESR1 mutation subgroup (CBR of 47.4% and 54.5% in the 200- and 500-mg QD cohorts, respectively) • ARV-471 had a manageable AE profile; most AEs were grade 1/2 • ARV-471 200 mg QD was selected as the phase 3 monotherapy dose based on comparable efficacy, favorable tolerability, and robust ER degradation 14 AE=adverse event; CBR=clinical benefit rate; CDK=cyclin-dependent kinase; ER=estrogen receptor; ESR1=estrogen receptor 1 gene; HER2=human epidermal growth factor receptor 2; QD=once daily Conclusions

San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03

Phase 3 VERITAC-2 Trial

Key eligibility criteria

- Women or men aged ≥18 years
- Confirmed ER+/HER2- advanced breast cancer
- 1 line of CDK4/6 inhibitor therapy in combination with endocrine therapy
- ≤1 additional endocrine therapy
- Most recent endocrine treatment given for ≥6 months prior to disease progression
- No prior fulvestrant
- No prior chemotherapy for locally advanced/metastatic disease
- Radiological progression during or after the last line of therapy

RANDOMIZE 1:1

Treatment (N=560)

ARV-471
200 mg orally once daily

Fulvestrant
500 mg intramuscularly days 1 and 15 of cycle 1 and day 1 of subsequent cycles

Stratification factors

- *ESR1* mutant (yes vs no)
- Visceral disease (yes vs no)

Primary endpoint

- PFS by BICR in
  - ITT population
  - *ESR1* mutant population

Secondary endpoints include:

- OS, ORR, DOR, and CBR[a]
- AEs
- QoL measurements

[a]Rate of confirmed complete response or partial response or stable disease ≥24 weeks

AE=adverse event; BICR=blinded independent central review; CBR=clinical benefit rate; CDK=cyclin-dependent kinase; DOR=duration of response; ER=estrogen receptor; *ESR1*=estrogen receptor 1 gene; HER2=human epidermal growth factor receptor 2; ITT=intention to treat; ORR=overall response rate; OS=overall survival; QoL=quality of life; PFS=progression-free survival

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San Antonio Breast Cancer Symposium®, December 6–10, 2022, Presentation GS3-03 This presentation is the intellectual property of the author/presenter. Contact them at SHurvitz@mednet.ucla.edu for permission to reprint and/or distribute. • We thank the patients who participated in this study and their caregivers, as well as the investigators, researchers, and coordinators who contributed to this study • This study is sponsored by Arvinas Estrogen Receptor, Inc • Presentation development support was provided by Apollo Medical Communications and funded by Arvinas Operations, Inc 16 Acknowledgments Plain Language Summary Please scan this Quick Response (QR) code with your smartphone app to view a plain language summary.